UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2012

DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 445-7444

600 Montgomery Street, 13th Floor, San Francisco, California 94111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 13, 2012, John J. Gilbert and Richard G. Wolford informed Diamond Foods, Inc. (“Diamond”) that they were resigning from Diamond’s Board of Directors (“Board”) effective November 14, 2012.

(d)

Effective November 14, 2012, William L. Tos. Jr. was appointed a member of the Board. Mr. Tos is a third-generation Northern California family farmer and co-owner of Tos Farms, Inc., and a partner with the Tos Farming Company, a farm management company. Tos Farm’s harvest consists of peaches, plums, nectarines, cherries, table grapes, corn, alfalfa, walnuts and almonds. Mr. Tos presently serves as an alternate member of the Walnut Marketing Board and the California Walnut Commission, and is a member of the Kings County (California) Board of Supervisors Agricultural Advisory Committee. From 1991 to 2005 he served as a director of our predecessor, Diamond Walnut Growers, Inc. Mr. Tos received a B.S. degree from California Polytechnic State University.

As a non-employee member of the Board, Mr. Tos will be compensated pursuant to Diamond’s standard director compensation arrangements. The description of Diamond’s director compensation arrangements filed as Exhibit 10.25 to Diamond’s Annual Report on Form 10-K (Amendment No. 1) for the fiscal year ended July 31, 2011 is incorporated by reference herein. Diamond will also enter into its standard indemnification agreement with Mr. Tos.

Mr. Tos, who is affiliated with a walnut grower from which Diamond purchases walnuts, has received from Diamond the following payments for walnuts in fiscal 2012 and fiscal 2013 through November 14, 2012:

Fiscal Year	Grower Payments
2013	$10,081,876
2012	$9,550,179

There is no arrangement or understanding between Mr. Tos and any other person pursuant to which Mr. Tos was appointed as a member of the Board.

A copy of Diamond’s press release regarding the foregoing matters is filed as an exhibit to this report and incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Diamond, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Diamond Foods, Inc, dated November 14, 2012, regarding changes to Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: November 14, 2012	By:	/s/ Stephen Kim
Name: Stephen Kim
Title: SVP, General Counsel